Annual Shareholders Meeting
October  2006

PHARMOS

Safe Harbor Statement

Statements made in this presentation related to the business outlook and future financial performance of the Company, to the prospective market penetration of its drug products, to the development and commercialization of the Company's pipeline products, to the potential from the acquisition of Vela,  and to the Company's expectations in connection with any future event, condition, performance or other matter, are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements.  For example, there can be no assurance that (i) due to unforeseen medical and scientific consequences that often arise in the development of new drugs, that the clinical trials for the Company's pipeline of drug candidate products, including cannabinor and Vela's dextofisopam, will have sufficiently positive results to enable commercialization of any of such products, or (ii) due to unforeseen financial, management, business or technical problems or delays that often accompany the integration of two businesses, that the Company will realize any expected synergies from the acquisition of Vela. Additional economic, competitive, governmental, technological, marketing and other factors identified in Pharmos' filings with the Securities and
Exchange Commission could affect such results.

Last Year

Objective:

Broaden product pipeline by acquiring company or
products with reliable clinical data in specific areas of
interest

Advance internal CB2 platform & Nano delivery
project.

Strengthen management

The Vela Acquisition Summary

Fulfills strategic objective / excellent fit

Expands pipeline – later stage clinical drugs

Complements focus on pain /inflammation

Dextofisopam – successful Phase 2a in IBS

Two additional later-stage assets

Tianeptine – strong follow-on for IBS

VPI-013 – Phase 2 asset for female sexual dysfunction and pain

Strengthens clinical team

Enhances Board – industry experts

Tony Evnin, Ph.D., of Venrock Associates

Chuck Newhall III of New Enterprise Associates, Inc.,

Srini Akkaraju, M.D., Ph.D., designee of JP Morgan/Panorama Capital

The New Pharmos Pipeline

* Nano-Tech

  emulsion

  delivery

Preclinical

Phase 1

Phase 2

Phase 3

Dextofisopam (Vela)

IBS

Tianeptine (Vela)

PRS-XXX/CB2 Agonist

Autoimmune

Neuropathic Pain

Topical NSAID’s*

Nano Diclofenac for OA

Nano Ketorolac for OA

Cannabinor (CB2) IV

Nociceptive Pain

Neuropathic Pain

IBS

Cannabinor (CB2) Oral

Neuropathic Pain

IBS Overview

PHARMOS

IBS – A significant Underserved Market

Estimated >10% prevalence in US* (~1/3
significant)

Women to men 3 to 1

Responsible for 3.7 million annual visits to GI
specialists*

Patients unsatisfied with current treatment

  * in 2004

* Saito et al. The epidemiology of irritable bowel syndrome in North America: a systematic review. The American Journal of
Gastroenterology, 2002;97 (8):1910-1915

IBS: A Significant Underserved Market

5-HT3 Antagonist

Lotronex® (GSK)

• Sales: $10 - 12 million*

5-HT4 Agonist

Zelnorm® (Novartis)

• Sales: $370 - 380 million*

* Projected 2006

Diarrhea-

Predominant

36%

Constipation-
Predominant

31%

Alternating

Diarrhea and
Constipation

33%

Dextofisopam

Dextofisopam

PHARMOS

Dextofisopam:
Leading Asset in Development for IBS

Dextofisopam

Potentially normalizes GI dysmotility

Binds to receptors in brain areas modulating GI function

Also has broad local anti-inflammatory properties

Expectation for good safety profile

Good proprietary position

Positive Phase 2 data

Dextofisopam:
Phase 2a Study Design

Double-blind, US study (33 sites)

141 men and women with diarrhea-predominant

            or alternating IBS

200 mg BID dextofisopam or placebo for 12 weeks

Primary endpoint*: “adequate relief”

Weekly…

Patient friendly, global measure                          •  FDA accepted measure

Secondary endpoints*: Patients asked about IBS symptoms
on daily basis

Stool frequency, stool consistency, pain, etc.

* Standard for FDA Approval

Dextofisopam
Phase 2a Study Results: Summary

Positive effect on primary efficacy endpoint

32% advantage vs. placebo

Statistically significant (p = 0.033)

Positive effect on key secondary efficacy endpoints

Dextofisopam decreased stool frequency and improved (hardened) stool consistency in patients with d-IBS

Rapid patient response – effects noted by Day 2 of treatment

Well tolerated

Similar rates of adverse events on dextofisopam vs. placebo

Very low rates of constipation (3%), diarrhea (5%)

Very low rates of CNS-type side effects (3% dizziness, 2% somnolence)

Synthetic
Cannabinoid
Agonists

PHARMOS

Cannabinoid Receptor Agonists

CB1 R – primarily in brain & nerves

Psychoactive effects

Pain

Satiety (obesity)

CB2 R – primarily in immune related cells

Immune modulation (multiple sclerosis, rheumatoid arthritis and IBD,

atherosclerosis)

Pain ( neuropathic pain)

Bone formation (osteoporosis)

Objective: develop CB2 R selective agonists with better
therapeutic ratios/wider safety margins

Pharmos in advanced position with several novel
proprietary scaffolds

CB2 Market Opportunity

Pain – large market (> $US 15B  annual sales)

Significant growth potential.

Neuropathic pain – underserved, search for new approach (non-
opioid)

Multiple Sclerosis – large market potential

Need for new effective, safe and orally delivered drugs

Other addressable indications

Rheumatoid arthritis (no increased susceptibility to infections)

Atherosclerosis, osteoporosis (chronic treatment)

Large market potential for new drugs

Cannabinor Clinical Trials

Phase 2a – Proof of principal pain trials * underway
(IV formulation)

Nociceptive (third molar extraction) 100 patients

Neuropathic (capsaicin-induced) 24 subjects

Phase 1 trial completed – well tolerated

Oral formulation developed

* Establish human therapeutic window

Cannabinor – Oral Formulation Program

Objective: develop product for chronic use

Potential indications

Neuropathic pain

Autoimmune diseases

Formulation achieved > 25% bioavailability in pigs

Ongoing 28 days tox study in monkeys near completion

Clinical Phase 1  trial initiation targeted 1Q2007

Clinical Phase 2 repeated dose study scheduled to begin in
3Q2007

CB2 Specific Pipeline

PRS-XXX – Objective: Improved Profile

Robust efficacy in animal models of pain ( moderate and neuropathic pain)
and autoimmune diseases (remitting-relapsing multiple sclerosis and inflammatory bowel disease )

CB1 safety: CB1 side effects (tetrad) were not observed at the highest dose tested - 100 mg/kg (oral administration)

Repeated administration for 14 days (10 mg/kg, SID, IP): no effect on blood count, blood chemistry and cytokine secretion by isolated splenocytes

No hERG inhibition observed (in vitro)

Potential indications : autoimmune diseases and neuropathic pain

CB2 Specific Pipeline

PRS YYY

Lead optimization - ongoing

Improved drug-like properties

CB2 R activation with low CB1 activity

Targeted for chronic indications (osteoporosis &
atherosclerosis)

No safety issues noted in pre-clinical studies

Nano Based
Topical NSAID

PHARMOS

Nano Based topical NSAID

Osteoarthritis (inflammation of the joints) and other
tissue inflammation, very prevalent (30 million in
US) and growing with age

About 25% are not treated because of side effects
(GI & cardio)

Pharmos Nano delivery technology aimed to target
drug directly to tissue, therefore expected lower side
effects

Proprietary position

Nano Based topical NSAID

3% Diclofenac Nano Emulsion formulation
developed

Tissue distribution tested in animals demonstrating
tissue targeting concept

Phase 1 clinical trial to test safety – ongoing

Plan to test efficacy in patients (Phase 2)

Expect lower regulatory risk with well known
NSAID

Company Highlights

PHARMOS

Pharmos Trading/Financial Highlights

NASDAQ: PARS

Market capitalization:  $39.1 million

Recent price: $2.05 (10/23/06)

52-week high/low: $2.93 - 1.55

Financial (Pre-acquisition):

19.1 million shares outstanding (plus 6.5 million shares to Vela SH)

$39.4 million cash/short-term investments (as of 30 June 2006)
(Less $ 6 million + expenses for  Vela)

No debt

Pharmos Investment Summary

Balanced portfolio

Early and later-stage products

Dextofisopam – strong Phase 2a IBS data

Two cannabinor Phase 2a pain studies [in progress]

Progress in building CB2R agonist pipeline

Building leadership positions in IBS/CB2

Annual Shareholders Meeting
October  2006